                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 26, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Nevada                      333-117495               73-1703260
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

        75 Rockefeller Plaza, 27th Floor
                New York, New York                               10019
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      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 1.02.    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

              On September 20, 2006, GlobalOptions Group, Inc., a Nevada
corporation ("GlobalOptions") announced that GlobalOptions and LocatePlus
Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of
GlobalOptions ("Merger Sub") entered into an Agreement and Plan of
Reorganization (the "Merger Agreement") with LocatePlus Holdings Corporation, a
Delaware corporation ("LocatePlus"). As of September 25, 2006, GlobalOptions and
LocatePlus mutually agreed to terminate the Merger Agreement (the
"Termination").

              A copy of the press release jointly issued by GlobalOptions and
LocatePlus on September 26, 2006, announcing the Termination, is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

     The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.     Description
         -----------     -----------
       10.1              Termination, dated September 25, 2006, of Agreement and
                         Plan of Merger, dated as of September 20, 2006, by and
                         among GlobalOptions Group, Inc., LocatePlus Acquisition
                         Corp. and LocatePlus Holdings Corporation
       99.1              Press Release dated September 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 26, 2006                 GLOBALOPTIONS GROUP, INC.

                                         By:/s/ Harvey W. Schiller, Ph.D.
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                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer